                                                                        EX 99.21


                                                                  EXECUTION COPY

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                       MASTER INTERIM SERVICING AGREEMENT




                                     between




                           Centre Capital Group, Inc.,
                                    Purchaser




                                       and




                        Greenpoint Mortgage Funding Inc.,
                                Interim Servicer




                           Dated as of March 17, 2000




                     CONVENTIONAL FIXED AND ADJUSTABLE RATE
                           RESIDENTIAL MORTGAGE LOANS


                                Group No. 2000-1


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                                TABLE OF CONTENTS
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                                                                                                               Page
                                                                                                               ----

                                                      ARTICLE I

                                                     DEFINITIONS
Section 1.01        Definitions...................................................................................1


                                                     ARTICLE II

                                                      SERVICING

Section 2.01        Interim Servicer to Act as Servicer...........................................................8
Section 2.02        Collection of Mortgage Loan Payments..........................................................9
Section 2.03        Establishment of and Deposits to Custodial Account............................................9
Section 2.04        Permitted Withdrawals From Custodial Account.................................................10
Section 2.05        Establishment of and Deposits to Escrow Account..............................................11
Section 2.06        Permitted Withdrawals From Escrow Account....................................................12
Section 2.07        Payment of Taxes, Insurance and Other Charges................................................12
Section 2.08        PMI and LPMI Obligations.....................................................................12
Section 2.09        Protection of Accounts.......................................................................13
Section 2.10        Maintenance of Hazard Insurance..............................................................13
Section 2.11        Maintenance of Mortgage Impairment Insurance.................................................15
Section 2.12        Maintenance of Fidelity Bond and Errors and Omissions Insurance..............................15
Section 2.13        Inspections..................................................................................15
Section 2.14        Restoration of Mortgaged Property............................................................16
Section 2.15        Maintenance of PMI Policy and/or LPMI Policy; Claims.........................................16
Section 2.16        Notification of Adjustments..................................................................17


                                                     ARTICLE III

                                                PAYMENTS TO PURCHASER

Section 3.01        Remittances..................................................................................18
Section 3.02        Statements to Purchaser......................................................................18
Section 3.03        Principal and Interest Advances by Interim Servicer..........................................19


                                                     ARTICLE IV

                                            GENERAL SERVICING PROCEDURES

Section 4.01        Transfers of Mortgaged Property..............................................................19
Section 4.02        Satisfaction of Mortgages and Release of Mortgage Files......................................19
Section 4.03        Servicing Compensation.......................................................................20
Section 4.04        Right to Examine Interim Servicer Records....................................................20
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
                                                      ARTICLE V

                                            INTERIM SERVICER TO COOPERATE
Section 5.01        Provision of Information.....................................................................20
Section 5.02        Financial Statements; Servicing Facilities...................................................21


                                                     ARTICLE VI

                                                     TERMINATION

Section 6.01        Damages......................................................................................21
Section 6.02        Termination Upon Transfer of Servicing.......................................................21
Section 6.03        Servicing Transfer Provisions................................................................22


                                                     ARTICLE VII

                                                  BOOKS AND RECORDS

Section 7.01        Possession of Servicing Files Prior to the Transfer Date.....................................24


                                                    ARTICLE VIII

                                           INDEMNIFICATION AND ASSIGNMENT

Section 8.01        Indemnification..............................................................................25
Section 8.02        Limitation on Liability of Interim Servicer and Others.......................................26
Section 8.03        Limitation on Resignation and Assignment by Interim Servicer.................................26
Section 8.04        Assignment by Purchaser......................................................................27


                                                     ARTICLE IX

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

Section 9.01        Authority and Capacity.......................................................................27
Section 9.02        Assistance...................................................................................27
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                                                        -ii-
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
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                                                      ARTICLE X

                                 REPRESENTATIONS AND WARRANTIES OF INTERIM SERVICER
Section 10.01       Due Organization and Authority...............................................................27
Section 10.02       Ordinary Course of Business..................................................................28
Section 10.03       No Conflicts.................................................................................28
Section 10.04       Ability to Service...........................................................................28
Section 10.05       Ability to Perform...........................................................................28
Section 10.06       No Litigation Pending........................................................................28
Section 10.07       No Consent Required..........................................................................29
Section 10.08       No Untrue Information........................................................................29
Section 10.09       Computer Systems.............................................................................29


                                                     ARTICLE XI

                                                       DEFAULT

Section 11.01       Events of Default............................................................................29
Section 11.02       Waiver of Defaults...........................................................................30


                                                     ARTICLE XII

                                              MISCELLANEOUS PROVISIONS

Section 12.01       Notices......................................................................................31
Section 12.02       Waivers......................................................................................31
Section 12.03       Entire Agreement; Amendment..................................................................31
Section 12.04       Execution; Binding Effect....................................................................31
Section 12.05       Headings.....................................................................................32
Section 12.06       Applicable Law...............................................................................32
Section 12.07       Relationship of Parties......................................................................32
Section 12.08       Severability of Provisions...................................................................32
Section 12.09       Recordation of Assignments of Mortgage.......................................................32
Section 12.10       Appointment and Designation of Master Servicer...............................................32
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                                                       -iii-

EXHIBITS
--------

EXHIBIT 1         FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT 2         FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3         FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4         FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5         FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6         MORTGAGE LOAN SCHEDULE

EXHIBIT 7         CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 8         FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT 9         FORM OF ACKNOWLEDGMENT AGREEMENT

EXHIBIT 10        FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                           Interim Servicing Agreement


         This Interim Servicing Agreement (the "Agreement") is entered into as of the 17th day of March, 2000, by and between GREENPOINT MORTGAGE FUNDING INC., (the "Interim Servicer"), a New York corporation and CENTRE CAPITAL GROUP, INC., a North Carolina corporation (the "Purchaser").


         WHEREAS, the Purchaser desires to have the Interim Servicer service the Mortgage Loans in each Mortgage Loan Package during the period between the related Purchase Date and the related Transfer Date (the "Interim Period"), the Interim Servicer desires to service and administer such Mortgage Loans on behalf of the Purchaser, or its designee or assignee, during the related Interim Period, and the parties desire to provide the terms and conditions of such interim servicing by the Interim Servicer.


         NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. The following terms are defined as follows (except as otherwise agreed by the parties).

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  Agreement: This agreement between the Purchaser and the Interim Servicer for the interim servicing and administration of the Mortgage Loans.

                  Ancillary Income: All income (other than principal and interest) derived from the Mortgage Loans, including but not limited to, late charges, prepayment penalties, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges. The Interim Servicer shall retain all Ancillary Income as part of the Servicing Fee to the extent not required to be deposited into the Custodial Account.

                  Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  Appropriate Federal Banking Agency: Appropriate Federal Banking Agency shall have the meaning ascribed to it by Section 1813(q) of Title 12 of the United States Code, as amended from time to time.

                  ARM Mortgage Loan: A Mortgage Loan pursuant to which the interest rate shall be adjusted from time to time in accordance with the related Mortgage Note.

                  BIF: The Bank Insurance Fund, or any successor thereto.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a federal holiday.

                  CCGI: Centre Capital Group, Inc.

                  Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.03.

                  Cut-off Date: The first day of the month in which the related Purchase Date occurs.

         Determination Date: The last day of the month immediately preceding the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

                  Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

                  (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                  Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.05.

                  Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

                  Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01.

                  Fannie Mae: Fannie Mae, or any successor thereto.

                  Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Freddie Mac: Freddie Mac, or any successor thereto.

                  Fidelity Bond: A fidelity bond to be maintained by the Interim Servicer pursuant to Section 2.12.

                  Gross Margin: With respect to each ARM Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index to determine the Mortgage Interest Rate for ARM Mortgage Loans.

                  Index: With respect to each ARM Mortgage Loan and with respect to each related interest rate adjustment date, the index as specified in the related Mortgage Note.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Insured Depository Institution: Insured Depository Institution shall have the meaning ascribed to such term by Section 1813(c)(2) of Title 12 of the United States Code, as amended from time to time.

                  Interest Rate Adjustment Date: The date on which an adjustment to the Mortgage Interest Rate with respect to each ARM Mortgage Loan becomes effective.

                  Interim Period: The period between the related Purchase Date and the related Transfer Date.

                  Lifetime Rate Cap: With respect to each ARM Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum Mortgage Interest Rate thereunder.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the outstanding principal amount of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

                  LPMI Loan: A Mortgage Loan with a LPMI Policy.

                  LPMI Policy: A policy of primary mortgage guaranty insurance issued by United Guaranty Corporation or another Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Trade Confirmation Letter and Mortgage Loan Schedule.

                  LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

                  Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 7 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.11.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note.

                  Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, purchased by the Purchaser on a servicing released basis, each Mortgage Loan being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The documents contained in the Mortgage File pertaining to each Mortgage Loan.

                  Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser on a Purchase Date.

                  Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the sum of (a) Servicing Fee and (b) with respect to LPMI Loans, the LPMI Fee.

                  Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit 6, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating the occupancy status; (5) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family residence, a condominium unit or a unit in a planned unit development;
(6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the related Cut-off Date; (9) the date on which the Mortgage Loan was originated; (10) the stated maturity date; (11) the amount of the Monthly Payment; (12) the last payment date on which a payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal received on or before the related Cut-off Date; (15) the servicing fee pursuant to the related Interim Servicing Agreement or the related Servicing Agreement, as applicable; (16) a code indicating the purpose of the Mortgage Loan; (17) a code indicating the type of documentation program; (18) a code indicating the loan purpose; (19) with respect to ARM Mortgage Loans, the first Interest Rate Adjustment Date; (20) with respect to ARM Mortgage Loans, the Gross Margin; (21) with respect to ARM Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (22) with respect to ARM Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note;
(23) with respect to ARM Mortgage Loans, the Mortgage Interest Rate adjustment frequency; (24) with respect to ARM Mortgage Loans, the minimum Mortgage Interest Rate under the terms of the Mortgage Note; (25) the origination points;
(26) the originator; (27) the Interim Servicer; and (28) a code indicating whether the Mortgage Loans is a Servicing Retained Mortgage Loan or a Servicing Released Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

                  Mortgagor: The obligor on a Mortgage Note.

                  Periodic Rate Cap: With respect to each ARM Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

                  PMI Policy: A policy of primary mortgage guaranty insurance issued by United Guaranty Corporation acceptable to the Purchaser in its sole discretion.

                  Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

                  Purchase Date: The date or dates on which the Purchaser from time to time shall purchase the Mortgage Loans listed on the related Mortgage Loan Schedule from the Interim Servicer.

                  Purchaser: Centre Capital Group, Inc. and its assigns and or successors in interest.

                  Qualified Depository: A depository the accounts of which are insured by the FDIC through he BIF or the SAIF and the debt ogbligation of which are rated AA or better by Standard & Poor's.

                  Qualified Insurer: United Guaranty Corporation, or an insurer acceptable to the Purchaser in its sole discretion.

                  Remittance Date: The remittance date shall be the 10th day (or if such 10th day is not a Business Day, the first Business Day immediately following) of any month, following the First Remittance Date.

                  Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received, if any, plus amounts advanced, if any, by any servicer, in respect of such repurchased Mortgage Loan.

                  SAIF: The Savings Association Insurance Fund, or any successor thereto.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Interim Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage and (d) compliance with the obligations under
Section 2.07.

                  Servicing Fee: With respect to each Mortgage Loan, an amount equal to $8.00 per month plus any Ancillary Income received with respect to such Mortgage Loan. Such fee shall be payable monthly and shall be pro rated for any portion of a month during which the Mortgage Loans is serviced pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payment collected by the Interim Servicer, or as otherwise provided under Section 2.04.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Interim Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser and copies of the Mortgage Loan Documents listed on Exhibit 7 attached hereto.

                  Servicing Officer: Any officer of the Interim Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Interim Servicer to the Purchaser upon request, as such list may from time to time be amended.

                  Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Interim Servicer for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Interim Servicer thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Interim Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

                  Stated Principal Balance: As to each Mortgage Loan, as of any date of determination, (i) the principal balance of the Mortgage Loan as of such date of determination after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  Trade Confirmation Letter: With respect to the purchase of each Mortgage Loan, the related letter agreement setting forth the general terms and conditions of such transaction and identifying the Mortgage Loans to be purchased thereunder.

                  Transfer Date: Shall mean, with respect to any Mortgage Loan, the date agreed upon by the Interim Servicer and the Purchaser, which shall in no event be later than 30 calendar days following the related Purchase Date, unless otherwise stated in the related Trade Confirmation Letter.

                  Well Capitalized: Well Capitalized shall mean, with respect to any Insured Depository Institution, the maintenance by such Insured Depository Institution of capital ratios at or above the required minimum levels for such capital category under the regulations promulgated pursuant to Section 1831(o) of the United States Code, as amended from time to time, by the Appropriate Federal Banking Agency for such institution, as such regulation may be amended from time to time.

                                   ARTICLE II

                                    SERVICING

                  Section 2.01 Interim Servicer to Act as Servicer. With respect to the Mortgage Loans in each Mortgage Loan Package purchased by the Purchaser, from and after the related Purchase Date, the Interim Servicer, as an independent contractor, shall, from time to time, service and administer the Mortgage Loans, by execution and delivery of (a) the related Acknowledgement Agreement, in the form attached hereto as Exhibit 9, and (b) the related Assignment and Assumption Agreement, in the form attached hereto as Exhibit 10, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Interim Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

                  Consistent with the terms of this Agreement, the Interim Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Interim Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Interim Servicer has obtained the prior written consent of the Purchaser, the Interim Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Interim Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 2.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Interim Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 2.04 or upon the related Transfer Date. Without limiting the generality of the foregoing, the Interim Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Interim Servicer, the Purchaser shall furnish the Interim Servicer with any powers of attorney and other documents necessary or appropriate to enable the Interim Servicer to carry out its servicing and administrative duties under this Agreement.

                  In servicing and administering the Mortgage Loans, the Interim Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Interim Servicer.

                  The Interim Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Interim Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, Interim Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Interim Servicer has been notified of such transfers as provided in this Section 2.01. The Purchaser may sell and transfer, in whole or in part, the Mortgage Loans, provided that no such sale and transfer shall be binding upon Interim Servicer unless such transferee shall agree in writing in the form of the Assignment and Assumption Agreement attached hereto Exhibit 8, to be bound by the terms of this Agreement, and an executed copy of the same shall have been delivered to the Interim Servicer. Upon receipt thereof, Interim Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Purchaser shall be released from its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Purchaser and Interim Servicer and their permitted successors, assignees and designees.

                  Section 2.02 Collection of Mortgage Loan Payments. Continuously from the date hereof until the related Transfer Date, the Interim Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section 2.03 Establishment of and Deposits to Custodial Account. The Interim Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "________________ in trust for Centre Capital Group, Inc., Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2000-1 and various Mortgagors". The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Interim Servicer in accordance with Section 2.04. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Interim Servicer, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Interim Servicer. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

                  The Interim Servicer shall deposit in the Custodial Account within 48 hours of receipt, and retain therein, the following collections received by the Interim Servicer after the related Cut-off Date:

                  (i) all payments on account of principal on the Mortgage
         Loans;

                  (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                  (iii) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
         Section 2.14), Section 2.11 and Section 2.15;

                  (iv) any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.09, 4.01 or 4.02;

                  (v) any amounts required to be deposited by the Interim Servicer pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

                  The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of assumption fees, to the extent permitted by Section 4.01, need not be deposited by the Interim Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Interim Servicer and the Interim Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to
Section 2.04.

                  Section 2.04 Permitted Withdrawals From Custodial Account. The Interim Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                  (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 3.01;

                  (ii) with respect to each LPMI Loan, in the amount of the LPMI Fee, to make payments with respect to premiums for LPMI Policies;

                  (iii) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, the Interim Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Insurance Proceeds and such other amounts as may be collected by the Interim Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Interim Servicer's right thereto shall be prior to the rights of the Purchaser except that, where the Interim Servicer is required to repurchase a Mortgage Loan pursuant to Section 4.02 of this Agreement, the Interim Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iv) to pay itself interest on funds deposited in the Custodial Account;

                  (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 4.03;

                  (vi) to clear and terminate the Custodial Account upon the termination of this Agreement; and

                  (vii) to withdraw funds deposited in error.

                  In the event that the Custodial Account is interest bearing, on each Remittance Date, the Interim Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 3.01, the Interim Servicer is not obligated to remit on such Remittance Date. The Interim Servicer may use such withdrawn funds only for the purposes described in this
Section 2.04.

                  Section 2.05 Establishment of and Deposits to Escrow Account. The Interim Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "_______________, in trust for Centre Capital Group, Inc. Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2000-1 and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Interim Servicer in accordance with
Section 2.06. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Interim Servicer, or by a letter agreement in the form of
Exhibit 5 hereto, in the case of an account held by a depository other than the Interim Servicer. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

                  The Interim Servicer shall deposit in the Escrow Account or Accounts within 48 hours of receipt, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

                  (ii) all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

                  The Interim Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 2.06. The Interim Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Interim Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

                  Section 2.06 Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the Interim Servicer only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (ii) to reimburse the Interim Servicer for any Servicing Advance made by the Interim Servicer pursuant to Section 2.07 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                  (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                  (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

                  (vi) to pay to the Interim Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

                  (viii) to withdraw funds deposited in error.

                  Section 2.07 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Interim Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy and LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Interim Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Interim Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Interim Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Interim Servicer shall make advances from its own funds to effect such payments.

                  Section 2.08 PMI and LPMI Obligations. The Interim Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies and LPMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time. The Interim Servicer shall be obligated to make premium payments with respect to (a) LPMI Policies, and (b) if the Mortgagor fails to pay any PMI Policy premium, such PMI Policy.

                  Section 2.09 Protection of Accounts. The Interim Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

                  The Interim Servicer shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

                  Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Interim Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Interim Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the date prior to the Remittance Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Interim Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Interim Servicer in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Interim Servicer and may be withdrawn at any time by the Interim Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Interim Servicer out of its own funds immediately as realized.

                  Section 2.10 Maintenance of Hazard Insurance. The Interim Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of
(a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

                  If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Interim Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Interim Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Interim Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

                  If a Mortgage is secured by a unit in a condominium project, the Interim Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current FANNIE MAE requirements, and secure from the owner's association its agreement to notify the Interim Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

                  The Interim Servicer shall cause to be maintained on each Mortgaged Property any additional insurance as may be required pursuant to applicable laws.

                  In the event that any Purchaser or the Interim Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Interim Servicer shall, in accordance with Accepted Servicing Practices, provide notice of such to the Mortgagor.

                  All policies required hereunder shall name the Interim Servicer as loss payee and shall be endorsed with standard or New York mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

                  The Interim Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Interim Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Interim Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Interim Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

                  Pursuant to Section 2.03, any amounts collected by the Interim Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Interim Servicer's normal servicing procedures as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.04.

                  Section 2.11 Maintenance of Mortgage Impairment Insurance. In the event that the Interim Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section
2.10. Any amounts collected by the Interim Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.04. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Interim Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Interim Servicer's funds, without reimbursement therefor. Upon request of the Purchaser, the Interim Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.


                  Section 2.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Interim Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Interim Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Interim Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Interim Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Interim Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Interim Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of the Purchaser, the Interim Servicer shall cause to be delivered to the Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

                  Section 2.13 Inspections. The Interim Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Interim Servicer to assure itself that the value of the Mortgaged Property is being preserved in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Interim Servicer shall keep a written report of each such inspection.

                  Section 2.14 Restoration of Mortgaged Property. The Interim Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Interim Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

                  (i) the Interim Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (ii) the Interim Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                  (iii) the Interim Servicer shall verify that the Mortgage Loan is not in default; and

                  (iv) pending repairs or restoration, the Interim Servicer shall place the Insurance Proceeds in the Escrow Account.

                  If the Purchaser is named as an additional loss payee, the Interim Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

                  Section 2.15 Maintenance of PMI Policy and/or LPMI Policy; Claims. With respect to each Mortgage Loan with a LTV in excess of 80%, the Interim Servicer shall,

                  (i) with respect to Mortgage Loans which are not LPMI Loans, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 67% (or such other percentage as stated in the related Acknowledgment Agreement) of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Interim Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. The Interim Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Interim Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.01, the Interim Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Interim Servicer shall obtain a replacement PMI Policy as provided above.

                  (ii) with respect to LPMI Loans, maintain in full force and effect an LPMI Policy insuring that portion of the Mortgage Loan in excess of 67% (or such other percentage as stated in the related Acknowledgment Agreement) of value, and from time to time, withdraw the LPMI Fee with respect to such LPMI Loan from the Custodial Account in order to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that the interest payments made with respect to any LPMI Loan are less than the LPMI Fee, the Interim Servicer shall advance from its own funds the amount of any such shortfall in the LPMI Fee, in payment of the premium on the related LPMI Policy. Any such advance shall be a Servicing Advance subject to reimbursement pursuant to the provisions on Section 2.04. In the event that such LPMI Policy shall be terminated, the Interim Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level. The Interim Servicer shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Interim Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.01, the Interim Servicer shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Interim Servicer shall obtain a replacement LPMI Policy as provided above.

                  In connection with its activities as servicer, the Interim Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 2.03, any amounts collected by the Interim Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.04.

                  Section 2.16 Notification of Adjustments. With respect to each ARM Mortgage Loan, the Interim Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Interim Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Interim Servicer shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments (such notifications and additional data to be provided at the Purchaser's expense). Upon the discovery by the Interim Servicer or the receipt of notice from the Purchaser that the Interim Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Interim Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

                                  ARTICLE III

                              PAYMENTS TO PURCHASER

                  Section 3.01 Remittances. On each Remittance Date the Interim Servicer shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.04), plus (b) all amounts, if any, which the Interim Servicer is obligated to distribute pursuant to Section 2.02.

                  With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Interim Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Interim Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Interim Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Interim Servicer.

                  Section 3.02 Statements to Purchaser. Not later than the tenth calendar day of each month, the Interim Servicer shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in hard copy and electronic medium mutually acceptable to the parties as to the preceding remittance and the period ending on the preceding Determination Date.

                  In addition, not more than 60 days after the end of each calendar year, the Interim Servicer shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

                  Such obligation of the Interim Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Interim Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

                  The Interim Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Interim Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

                  Section 3.03 Principal and Interest Advances by Interim Servicer. The Interim Servicer shall have no obligation to advance any amounts constituting delinquent Monthly Payments.

                                   ARTICLE IV

                          GENERAL SERVICING PROCEDURES

                  Section 4.01 Transfers of Mortgaged Property. The Interim Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Interim Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Interim Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

                  If the Interim Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Interim Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or
(ii) in the event the Interim Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Interim Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

                  To the extent that any Mortgage Loan is assumable, the Interim Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Interim Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

                  Section 4.02 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Interim Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Interim Servicer shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Purchaser in accordance with this Section 4.02 hereof.

                  If the Interim Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Interim Servicer otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Interim Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Interim Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Interim Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Section 4.03 Servicing Compensation. As consideration for servicing the Mortgage Loans during the period from the related Purchase Date up to but not including the related Transfer Date, the Interim Servicer shall retain a Servicing Fee with respect to each Mortgage Loan, which amount shall be prorated for any portion of a month during which the Mortgage Loan is serviced by the Interim Servicer pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion, of such Monthly Payment collected by the Interim Servicer, or as otherwise provided under Section 2.02.

                  Additional servicing compensation in the form of assumption fees, to the extent provided in Section 4.01, shall be retained by the Interim Servicer to the extent not required to be deposited in the Custodial Account. The Interim Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

                  Section 4.04 Right to Examine Interim Servicer Records. The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Interim Servicer, whether held by the Interim Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

                                   ARTICLE V

                          INTERIM SERVICER TO COOPERATE

                  Section 5.01 Provision of Information. During the term of this Agreement, the Interim Servicer shall furnish to the Purchaser such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser or the purposes of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

                  The Interim Servicer shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

                  Section 5.02 Financial Statements; Servicing Facilities. In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Interim Servicer for the most recently completed three fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Interim Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Interim Servicer (and are available upon request to members or stockholders of the Interim Servicer or to the public at large). If it has not already done so, the Interim Servicer shall furnish promptly to the Purchaser copies of the statement specified above.

                  The Interim Servicer shall make available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Interim Servicer or the financial statements of the Interim Servicer, and to permit any prospective Purchaser to inspect the Interim Servicer's servicing facilities for the purpose of satisfying such prospective Purchaser that the Interim Servicer have the ability to service the Mortgage Loans as provided in this Agreement.

                                   ARTICLE VI

                                   TERMINATION

                  Section 6.01 Damages. The Purchaser shall have the right at any time to seek and recover from the Interim Servicer any damages or losses suffered by it as a result of any failure by the Interim Servicer to observe or perform any duties, obligations, covenants or agreements herein contained.

                  Section 6.02 Termination Upon Transfer of Servicing.

                  (a) Termination Procedures. This Agreement shall terminate with respect to the Mortgage Loans or portion thereof transferred on the related Transfer Date; provided that the Purchaser shall have the option to extend the related Transfer Date for 1 month from the original related Transfer Date upon written notice to, and consent of the Interim Servicer at least 5 Business Days prior to the related Transfer Date of its intent to extend the related Transfer Date for 1 month.

                  The Purchaser may elect to terminate this Agreement and transfer the servicing from the Interim Servicer prior to the Transfer Date with respect to all or any portion of the Mortgage Loans by providing written notice to the Interim Servicer of its intent to transfer the servicing at least 15 Business Days prior to the date on which it intends to transfer the servicing from the Interim Servicer. On or before the date specified by the Purchaser in accordance with this paragraph (a) for the transfer of servicing from the Interim Servicer, the Interim Servicer shall transfer servicing in accordance with Section 6.03 hereof. The Interim Servicer shall cooperate with the Purchaser and such successor in effecting the termination of the Interim Servicer's responsibilities and rights hereunder.

                  (b) Servicing Advances. The Interim Servicer shall be reimbursed on the Transfer Date for any Servicing Advances with respect to any Mortgage Loan at the time of the related Transfer Date. This Section 6.02(b) shall survive the related Transfer Date.

                  Section 6.03 Servicing Transfer Provisions. On the related Transfer Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Interim Servicer shall cease all servicing responsibilities related to, the Mortgage Loans.

                  On or prior to the related Transfer Date the Interim Servicer shall, at its sole cost and expense take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

                  (a) Notice to Mortgagors. The Interim Servicer shall mail to the Mortgagor of each Mortgage a letter advising the Mortgagor of the transfer of the servicing of the related Mortgage Loan to Purchaser or its designee, in accordance with the Cranston Gonzalez National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act; provided, however, the content and format of the letter shall have the prior approval of Purchaser. The Interim Servicer shall provide Purchaser with copies of all such notices no later than the related Transfer Date.

                  (b) Notice to Taxing Authorities and Insurance Companies. The Interim Servicer shall transmit to the applicable tax services, taxing authorities and insurance companies (including primary mortgage insurance policy insurers and flood insurance insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser from and after the related Transfer Date. The Interim Servicer shall provide the Purchaser with copies of all such notices no later than the related Transfer Date.

                  (c) Delivery of Servicing Records. The Interim Servicer shall forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Interim Servicer's possession relating to each Mortgage Loan including the information enumerated in the Interim Servicing Agreement.

                  (d) Escrow Payments. The Interim Servicer shall provide the Purchaser, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the Mortgage Loans. The Interim Servicer shall provide the Purchaser with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Interim Servicer shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Interim Servicer.

                  (e) Payoffs and Assumptions. The Interim Servicer shall provide to the Purchaser, or its designee, copies of all assumption and payoff statements generated by the Interim Servicer on the Mortgage Loans from the related Cut-off Date to the related Transfer Date.

                  (f) Mortgage Payments Received Prior to Related Transfer Date. Prior to the related Transfer Date all payments received by the Interim Servicer on each Mortgage Loan shall be properly applied by the Interim Servicer to the account of the particular Mortgagor.

                  (g) Mortgage Payments Received After Related Transfer Date. The amount of any Monthly Payments received by the Interim Servicer shall be forwarded to the Purchaser by (i) with respect to Monthly Payments received on or prior to 30 days after the related Transfer Date, overnight mail on the date of receipt and (ii) with respect to Monthly Payments received after 30 days from the related Transfer Date, regular mail on the date of receipt. The Interim Servicer shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the Interim Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Purchaser. The Interim Servicer shall assume full responsibility for the necessary and appropriate legal application of Monthly Payments received by the Interim Servicer after the related Transfer Date with respect to Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions.

                  (h) Misapplied Payments. Misapplied payments shall be processed as follows:

                  (i) All parties shall cooperate in correcting misapplication errors;

                  (ii) The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after the related Transfer Date shall immediately notify the other party;

                  (iii) If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Interim Servicer shall be liable for the amount of such shortage. The Interim Servicer shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

                  (iv) If a misapplied payment which occurred prior to the related Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party;

                  (v) Any check issued under the provisions of this Section 6.03(h) shall be accompanied by a statement indicating the corresponding Interim Servicer and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

                  (i) Books and Records. On the related Transfer Date, the books, records and accounts of the Interim Servicer with respect to the Mortgage Loans shall be in accordance with all applicable Purchaser requirements.

                  (j) Reconciliation. The Interim Servicer shall, on or before the related Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Interim Servicer and the Purchaser as appropriate.

                  (k) IRS Forms. The Interim Servicer shall prepare and file all IRS forms 1098, 1099 and other applicable forms and reports which are required to be filed with respect to the period prior to the related Transfer Date in relation to the servicing and ownership of the Mortgage Loans. The Interim Servicer shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Interim Servicer's failure to comply with this paragraph. The Purchaser or the Purchaser's designee shall prepare and file all such reports with respect to any period commencing on or after the related Transfer Date.

                  (l) Tax Service Contracts. With respect to each Mortgage Loan for which there is a tax service contract with an Approved Tax Service Contract Provider in effect on the related Transfer Date, the Interim Servicer shall assign such Tax Service Contract to the Purchaser or the Purchaser's designee. In the event that the Interim Servicer is unable to assign the Tax Service Contract to the Purchaser or the Purchaser's designee, the Interim Servicer shall purchase a Tax Service Contract and assign the same to the Purchaser or the Purchaser's designee.

                  (m) Flood Certification Contracts. With respect to each Mortgage Loan for which there is a flood certification contract in effect on the related Transfer Date, the Interim Servicer shall assign such flood certification contract to the Purchaser or the Purchaser's designee. In the event that the Interim Servicer is unable to assign the flood certification contract to the Purchaser or the Purchaser's designee, the Interim Servicer shall purchase a flood certification contract and assign the same to the Purchaser or the Purchaser's designee.

                                  ARTICLE VII

                                BOOKS AND RECORDS

                  Section 7.01 Possession of Servicing Files Prior to the Transfer Date. Prior to the Transfer Date, the contents of each Servicing File are and shall be held in trust by the Interim Servicer for the benefit of the Purchaser as the owner thereof. The Interim Servicer shall maintain in the Servicing File a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser. The possession of the Servicing File by the Interim Servicer is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Interim Servicer is in its capacity as Interim Servicer only and at the election of the Purchaser. The Interim Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Interim Servicer's servicing of the Mortgage Loans pursuant to this Agreement.

                  The Interim Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Interim Servicer shall maintain in its possession, available for inspection by the Purchaser or its designee, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.13.

                  The Interim Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Interim Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Interim Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans, provided, however, that the transferee will not be deemed to be a Purchaser hereunder binding upon the Interim Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement executed by the transferee shall have been delivered to the Interim Servicer. The Purchaser also shall advise the Interim Servicer of the transfer. Upon receipt of notice of the transfer, the Interim Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                                  ARTICLE VIII

                         INDEMNIFICATION AND ASSIGNMENT

                  Section 8.01 Indemnification. The Interim Servicer agrees to indemnify and hold the Purchaser harmless from any liability, claim, loss or damage to the Purchaser directly or indirectly resulting from the Interim Servicer's failure:

                  (a) to observe and perform any or all of Interim Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement; or

                  (b) to comply with all applicable Purchaser requirements under this Agreement with respect to the Servicing Rights including, without limitation, any reasonable legal fees and related expenses incurred by the Purchaser in connection with enforcing this indemnity.

                  The Interim Servicer immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement.

                  Section 8.02 Limitation on Liability of Interim Servicer and Others. Neither the Interim Servicer nor any of the directors, officers, employees or agents of the Interim Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Interim Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Interim Servicer and any director, officer, employee or agent of the Interim Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Interim Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Interim Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Interim Servicer shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

                  Section 8.03 Limitation on Resignation and Assignment by Interim Servicer. The Purchaser has entered into this Agreement with the Interim Servicer and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Interim Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Interim Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser.

                  The Interim Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Interim Servicer and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Interim Servicer. Any such determination permitting the resignation of the Interim Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Interim Servicer's responsibilities and obligations hereunder in the manner provided in Section 6.02.

                  Without in any way limiting the generality of this Section 8.03, in the event that the Interim Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 6.02, without any payment of any penalty or damages and without any liability whatsoever to the Interim Servicer or any third party.

                  Section 8.04 Assignment by Purchaser. The Purchaser shall have the right, without the consent of the Interim Servicer, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement in the form of
Exhibit 8 hereto. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

                                   ARTICLE IX

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

                  The Purchaser warrants and represents to, and covenants and agrees with, the Interim Servicer as follows:

                  Section 9.01 Authority and Capacity. The execution, delivery and performance by the Purchaser of this Agreement has been and will remain duly and validly authorized by all necessary corporate action. This Agreement constitutes and will continue to constitute a legal, valid and enforceable obligation of the Purchaser.

                  Section 9.02 Assistance. To the extent possible, the Purchaser shall cooperate with and assist the Interim Servicer as requested by the Interim Servicer, in carrying out Interim Servicer's covenants, agreements duties and responsibilities under this Agreement and in connection therewith shall execute and deliver all such papers, documents and instruments as may be necessary and appropriate in furtherance thereof.

                                   ARTICLE X

               REPRESENTATIONS AND WARRANTIES OF INTERIM SERVICER

                  The Interim Servicer warrants and represents to, and covenants and agrees with, the Purchaser as follows:

                  Section 10.01 Due Organization and Authority. The Interim Servicer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Interim Servicer, and in any event the Interim Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Interim Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Interim Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Interim Servicer; and all requisite corporate action has been taken by the Interim Servicer to make this Agreement valid and binding upon the Interim Servicer in accordance with its terms;

                  Section 10.02 Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Interim Servicer;

                  Section 10.03 No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Interim Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Interim Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Interim Servicer or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  Section 10.04 Ability to Service. The Interim Servicer is an approved Interim Servicer/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Interim Servicer is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Interim Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

                  Section 10.05 Ability to Perform. The Interim Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  Section 10.06 No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Interim Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Interim Servicer, or in any material impairment of the right or ability of the Interim Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Interim Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Interim Servicer contemplated herein, or which would be likely to impair materially the ability of the Interim Servicer to perform under the terms of this Agreement;

                  Section 10.07 No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Interim Servicer of or compliance by the Interim Servicer with this Agreement or the Servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Purchase Date;

                  Section 10.08 No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

                  Section 10.09 Computer Systems. The computer systems utilized by the Interim Servicer in the performance of its servicing activities hereunder will be capable of properly performing any calculations and recordkeeping functions with respect to the Mortgage Loans on and after January 1, 2000.

                                   ARTICLE XI

                                     DEFAULT

                  Section 11.01 Events of Default. The following shall constitute an Event of Default under this Agreement on the part of the Interim
Servicer:

                  (a) any failure by the Interim Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Interim Servicer by the Purchaser; or

                  (b) the failure by the Interim Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Interim Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Interim Servicer by the Purchaser; or

                  (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Interim Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (d) the Interim Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Interim Servicer or of or relating to all or substantially all of its property; or

                  (e) the Interim Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (f) the Interim Servicer ceases to meet the qualifications of a Fannie Mae servicer; or

                  (g) the Interim Servicer fails to maintain a minimum net worth of $25,000,000; or

                  (h) the Interim Servicer, if it is an Insured Depository Institution, shall become the subject of a cease and desist order of the Appropriate Federal Banking Agency or interest into a memorandum of understanding, consent agreement or any similar agreement with the Appropriate Federal Banking Agency, any of which, would have or is purportedly the result of, any condition which would have a material adverse effect on the Mortgage Loans, the Interim Servicer, or the Interim Servicer's ability to service the Mortgage Loans as provided hereunder; or

                  (i) the Interim Servicer shall fail to maintain its status as Well Capitalized; or

                  (j) the Interim Servicer attempts to assign its right to servicing compensation hereunder or the Interim Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof.

                  In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Interim Servicer, may terminate all the rights and obligations of the Interim Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

                  Upon receipt by the Interim Servicer of such written notice, all authority and power of the Interim Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.03.

                  Section 11.02 Waiver of Defaults. By a written notice, the Purchaser may waive any default by the Interim Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01 Notices. All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

                  (a) If to Purchaser to:

                       Centre Capital Group, Inc.
                       200 Pringle Avenue
                       Suite 500
                       Walnut Creek, CA 94596
                       Attention:  Peter Hills

                  (b) If to Interim Servicer to:

                      Greenpoint Mortgage Funding Inc.
                      700 Larkspur Landing Circle
                      Suite 250
                      Larkspur, CA 94939
                      Attention:  Michael Spina

                  Section 12.02 Waivers. Either the Interim Servicer or Purchaser may upon consent of all parties, by written notice to the others:

                  (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

                  (b) Waive or modify performance of any of the obligations of the others hereunder.

                  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

                  Section 12.03 Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to servicing of the Mortgage Loans during the Interim Period. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

                  Section 12.04 Execution; Binding Effect. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.03, this Agreement shall inure to the benefit of and be binding upon the Interim Servicer and the Purchaser and their respective successors and assigns.

                  Section 12.05 Headings. Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                  Section 12.06 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York.

                  Section 12.07 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Interim Servicer shall be rendered by them as independent contractors and not as an agent of Purchaser. The Interim Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

                  Section 12.08 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 12.09 Recordation of Assignments of Mortgage. To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the CCGI's expense at the direction of the Purchaser. At the Purchaser's direction and expense (provided that CCGI shall be responsible only for such expenses with respect to the first set of Assignments of Mortgages prepared and recorded after the related Purchase Date), the Interim Servicer shall cause the endorsements on the Mortgage Note, the Assignment of Mortgage, and the assignment of security agreement to be completed. Notwithstanding any assignment of the rights of the Purchaser's under this Agreement, CCGI shall remain liable for the expenses associated with the preparation, endorsement and recordation with respect to the first set of Assignments of Mortgages prepared and recorded after the related Purchase Date.

                  Section 12.10 Appointment and Designation of Master Servicer. The Interim Servicer hereby appoints and designates Aurora Loan Services, Inc. as its master servicer (the "Master Servicer") for the Mortgage Loans subject to this Agreement. The Interim Servicer is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Purchaser hereunder. The authorization and instruction set forth herein shall remain in effect until such time as the Interim Servicer shall receive written instruction from the Purchaser that such authorization and instruction is terminated.

                  IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.


                                              CENTRE CAPITAL GROUP, INC.
                                                  (the Purchaser)



                                              By: _____________________________
                                                  Name:
                                                  Title:



                                              GREENPOINT MORTGAGE FUNDING INC.
                                                  (the Interim Servicer)



                                              By: _____________________________
                                                  Name:
                                                  Title:

                                    EXHIBIT 1

                        FORM OF MONTHLY REMITTANCE ADVICE

                             [INTENTIONALLY OMITTED]





                                       1-1

                                    EXHIBIT 2

                     FORM OF CUSTODIAL ACCOUNT CERTIFICATION


                                                              _______ __, 200_

                  _____________________________________________ hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.03 of the Interim Servicing Agreement, dated as of March 17, 2000, Fixed and Adjustable Rate Mortgage Loans, Group 2000-1.

                  Title of Account:_"__________________ in trust for the registered Purchaser, Group 2000-1."

Account Number:______________________________________

Address of office or branch
of the Interim Servicer at
which Account is maintained:_________________________


                                                --------------------------------

                                                --------------------------------


                                                GREENPOINT MORTGAGE FUNDING INC.
                                                Interim Servicer



                                                By: ___________________________
                                                    Name:
                                                    Title:




                                       2-1

                                    EXHIBIT 3

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                                _______ __, 200_
To: _________________________
    _________________________
    _________________________
    _________________________
    (the "Depository")

                  As Interim Servicer under the Interim Servicing Agreement, dated as of March 17, 2000, Fixed and Adjustable Rate Mortgage Loans, Group 2000-1 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.03 of the Agreement, to be designated as "______________, in trust for the Purchaser of the Fixed and Adjustable Rate Mortgage Loans - Group 2000-1". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                               GREENPOINT MORTGAGE FUNDING INC.
                                               Interim Servicer



                                               By: ____________________________
                                                   Name:
                                                   Title:
                                                   Date:

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                               _________________________________
                                                  Depository



                                               By: _____________________________
                                                   Name:
                                                   Title:
                                                   Date:


                                      3-1

                                    EXHIBIT 4

                      FORM OF ESCROW ACCOUNT CERTIFICATION

                                                             _________ ___, 200_

                  __________________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to
Section 2.05 of the Interim Servicing Agreement, dated as of March 17, 2000, Fixed and Adjustable Rate Mortgage Loans, Group 2000-1.

                  Title of Account:_"________________ in trust for the Purchaser of the Fixed and Adjustable Rate Mortgage Loans, Group 2000-1, and various Mortgagors."

Account Number:______________________________________

Address of office or branch
of the Interim Servicer at
which Account is maintained:_________________________


                                               _________________________________

                                               _________________________________

                                               GREENPOINT MORTGAGE FUNDING INC.,
                                               Interim Servicer



                                               By: _____________________________
                                                   Name:
                                                   Title:
                                                   Date:
                                      4-1

                                    EXHIBIT 5

                     FORM OF ESCROW ACCOUNT LETTER AGREEMENT

                                                                _______ __, 200_
To: _________________________
    _________________________
    _________________________
    (the "Depository")

                  As Interim Servicer under the Interim Servicing Agreement, dated as of March 17, 2000, Fixed and Adjustable Rate Mortgage Loans, Group 2000-1 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.05 of the Agreement, to be designated as "_________________, in trust for the Purchasers of Fixed and Adjustable Rate Mortgage Loans - Group 2000-1". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                               GREENPOINT MORTGAGE FUNDING INC.,
                                               Interim Servicer



                                               By: ____________________________
                                                   Name:
                                                   Title:
                                                   Date:


                                      5-1

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                               _________________________________
                                               Depository



                                               By: ____________________________
                                                   Name:
                                                   Title:
                                                   Date:

                                      5-2

                                    EXHIBIT 6

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]





                                       6-1

                                    EXHIBIT 7

                         CONTENTS OF EACH MORTGAGE FILE

                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser:

         1) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of [Originator] by an authorized officer.

         2) The original of any guarantee executed in connection with the Mortgage Note.

         3) The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Interim Servicer cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Purchase Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Interim Servicer shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Interim Servicer stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Interim Servicer; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

         4) The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

         5) The original Assignment of Mortgage for each Mortgage Loan, in blank, in form and substance acceptable for recording.



                                       7-1

         6) Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Interim Servicer shall deliver or cause to be delivered to the Purchaser, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Interim Servicer stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Interim Servicer; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

         7)   The original mortgagee policy of title insurance.

         8) Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

         9) The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 2.10 of the Agreement.

         10)  Residential loan application.

         11)  Mortgage Loan closing statement.

         12) Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

         13) Verification of acceptable evidence of source and amount of downpayment.

         14)  Credit report on the Mortgagor.

         15)  Residential appraisal report.

         16)  Photograph of the Mortgaged Property.

         17)  Survey of the Mortgaged Property, if any.

         18) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         19)  All required disclosure statements.

         20) If available, termite report, structural engineer's report, water potability and septic certification.

         21)  Sales contract.

         22) Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.



                                       7-2

         23)  Amortization schedule.

                  In the event an Officer's Certificate of the Interim Servicer is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Interim Servicer shall deliver to the Purchaser, within 180 days of the related Purchase Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to Custodian. An extension of the date specified in
(iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.


                                      7-3

                                    EXHIBIT 8

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated ______ __, 200_, between Centre Capital Group, Inc, a state chartered institution organized under the laws of the State of North Carolina ("Assignor") and Lehman Capital, A Division of Lehman Brothers Holdings Inc., a New York corporation ("Assignee"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                        1. The Assignor hereby grants, transfers and assigns to
                  Assignee, as Purchaser, all of the right, title and interest of Assignor with respect to the mortgage loans identified on Exhibit A (the "Mortgage Loans") under that certain Interim Servicing Agreement, Conventional Residential Adjustable Rate Mortgage Loans, Group 2000-1 (the "Interim Servicing Agreement"), dated as of March 17, 2000, by and between Centre Capital Group, Inc. (the "Purchaser"), and Greenpoint Mortgage Funding Inc. (the "Interim Servicer").

                        The Assignor specifically reserves any and all right,
                  title and interest and all obligations of the Assignor with respect to any mortgage loans subject to the Agreement which are not the Mortgage Loans set forth on Exhibit A hereto and are not the subject of this Assignment and Assumption Agreement.

                        2. The Assignor warrants and represents to, and
                  covenants with, the Assignee that:

                            a. The Assignor has not received notice of, and has
                        no knowledge of, any offsets, counterclaims or other defenses available to the Interim Servicer with respect to the Interim Servicing Agreement or the Mortgage Loans;

                            b. The Assignor has not waived or agreed to any
                        waiver under, or agreed to any amendment or other modification of, the Interim Servicing Agreement, including without limitation, the transfer of the servicing obligations under the Interim Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Interim Servicing Agreement; and



                                       8-1

                        3. That Assignee warrants and represents to, and
                  covenants with, the Assignor and the Interim Servicer pursuant to the Interim Servicing Agreement that the Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Interim Servicing Agreement and from and after the date hereof, the Assignee assumes for the benefit of each of the Interim Servicer and the Assignor all of the Assignor's obligations as Purchaser thereunder;

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


CENTRE CAPITAL GROUP, INC.                 LEHMAN CAPITAL, A DIVISION OF LEHMAN
Assignor                                   BROTHERS HOLDINGS INC.
                                           Assignee

By:____________________________________    By:__________________________________

Its:___________________________________    Its:_________________________________

Taxpayer                                   Taxpayer
Identification No._____________________    Identification No.___________________


                                      8-2

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]




                                      8-3

                                    EXHIBIT 9

                            ACKNOWLEDGMENT AGREEMENT

                  On this ____ day of _______, 200_, Centre Capital Group, Inc., (the "Purchaser") as the Purchaser under that certain Interim Servicing Agreement dated as of March 17, 2000, (the "Agreement"), does hereby contract with Greenpoint Mortgage Funding Inc. (the "Interim Servicer"), as Interim Servicer under the Agreement, the servicing responsibilities related to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto. The Interim Servicer hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Agreement. The contents of each Servicing File required to be delivered to service the Mortgage Loans pursuant to the Agreement have been or shall be delivered to the Interim Servicer by the Purchaser in accordance with the terms of the Agreement.

                  With respect to the Mortgage Loans made subject to the Agreement hereby, the Purchase Date shall be ___________________.

                  All other terms and conditions of this transaction shall be governed by the Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


                                      9-1

                  This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Purchaser and the Interim Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                               PURCHASER:
                                               CENTRE CAPITAL GROUP, INC.
                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________



                                               INTERIM SERVICER:
                                               GREENPOINT MORTGAGE FUNDING INC.
                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________



                                       9-2

                                   EXHIBIT 10


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION, dated as of _____ __, 200_ between Lehman Capital, A Division of Lehman Brothers Holdings Inc. having an office at 3 World Financial Center, New York, New York 10285 ("Assignor") and Greenpoint Mortgage Funding Inc., having an office at 700 Larkspur Landing circle, Suite 250, Larkspur, CA 94939 ("Assignee"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee, all of the right, title and interest of Assignor, as "Servicer", with respect to the mortgage loans identified on Exhibit A (the "Mortgage Loans"), under that certain Custodial Agreement, dated as of March 1, 1996 (the "Agreement"), by and between Assignor as owner and servicer, and Norwest Bank of Minnesota, N.A. (the "Custodian").

                  The Assignor specifically reserves any and all right, title and interest and all obligations of the Assignor with respect to any mortgage loans subject to the Agreement which are not the Mortgage Loans set forth on Exhibit A hereto and are not the subject of this Assignment and Assumption Agreement.

         2. The Assignor warrants and represents to, and covenants with, the Assignee that with respect to the Mortgage Loans:

                  a._______The Assignor is assigning its interest as Servicer under the Agreement for the sole purpose of permitting the Assignee as Servicer of the Mortgage Loans, to act as Servicer under the Agreement; and

                  b._______The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under the Agreement.

         3. The Assignee warrants and represents to, and covenants with, the Assignor and the Custodian pursuant to the Agreement that the Assignee agrees to be bound, as Servicer, by all of the terms, covenants and conditions of the Agreement and from and after the date hereof, the Assignee assumes for the benefit of the Assignor all of the Assignor's obligations as Servicer thereunder.

                                      10-1

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


GREENPOINT MORTGAGE FUNDING INC.            LEHMAN CAPITAL, A DIVISION OF LEHMAN
Assignee                                    BROTHERS HOLDINGS INC.
                                            Assignor



By:____________________________________     By_________________________________



Its: __________________________________     Its:_______________________________



                                      10-2

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]



                                      10-3